UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 16, 2024

Date of Report (Date of earliest event reported)

SUNOCO LP

(Exact name of registrant as specified in its charter)

Delaware	001-35653	30-0740483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 400

Dallas, TX 75225

(Address of principal executive offices, including zip code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	SUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On April 16, 2024, in connection with the Notes Offering (as defined below), Sunoco LP (the “Partnership” or “Sunoco”) provided certain updated disclosures to potential investors, the relevant excerpts of which are set forth below in Item 8.01 and are incorporated into this Item 2.02 by reference.

The information contained in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01	Regulation FD Disclosure.

On April 16, 2024, the Partnership issued a press release announcing the commencement of the private offering of senior notes (the “Notes Offering”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

The information included herein (including the exhibit) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, any security, including the notes issued in the Notes Offering.

In addition, the information contained in Item 2.02 and Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 7.01 by reference.

Item 8.01	Other Events.

On April 16, 2024, in connection with the Notes Offering, the Partnership provided certain updated disclosures to potential investors that as of March 31, 2024, the Partnership had $51 million of cash and cash equivalents and outstanding borrowings of approximately $675 million under its revolving credit facility (excluding approximately $5 million in standby letters of credit outstanding under the existing) and additional available borrowing capacity of approximately $820 million.

The Notes Offering is not contingent on the completion of the pending merger between the Partnership and NuStar Energy L.P., a Delaware limited partnership (“NuStar,” and such transaction, the “NuStar Merger”). However, If (x) the consummation of the NuStar Merger does not occur on or before April 22, 2025 (the “Outside Date”); or (y) prior thereto, the Partnership notifies the trustee in writing that (a) the Agreement and Plan of Merger, dated as of January 22, 2024, among NuStar, the Partnership, and certain of their respective affiliates, has been terminated, (b) the Partnership will not pursue the consummation of the NuStar Merger or (c) the Partnership has determined in its sole discretion that the NuStar Merger cannot or is not reasonably likely to be completed by the Outside Date, the notes issued in the Notes Offering will be subject to a special mandatory redemption at a price equal to 100% of the initial issue price plus accrued and unpaid interest to, but not including, the payment date of such mandatory redemption.

At or shortly following closing of the NuStar Merger, the Partnership anticipates consummating a series of refinancing transactions and associated internal reorganization transactions with the net proceeds from the Notes Offering, including, among other things; (a) entering into a $1.5 billion senior unsecured revolving facility, with an initial term of five years; (b) purchasing all of NuStar’s outstanding Series A Preferred Units, Series B Preferred Units and Series C Preferred Units and redeeming all of NuStar’s outstanding fixed-to-floating rate subordinated notes due 2043; (c) assuming responsibility from NuStar Logistics, L.P., a Delaware limited partnership and the obligor on NuStar’s outstanding indebtedness (“NuStar Logistics”), for the repayment of obligations under its revolving credit facility, dated January 28, 2022, between NuStar Logistics, NuStar and certain lenders; (d) amending the receivables financing facility, dated June 15, 2015, between NuStar Finance LLC, and certain lenders (the “receivables financing facility”) to consent to the change of control resulting from the NuStar Merger and permit the receivables financing facility to continue in effect following the closing of the NuStar Merger; and (e) guaranteeing the $2.6 billion aggregate principal amount of notes and bonds of NuStar and assume the rights and obligations of NuStar Logistics thereunder.

Important Information about the Transaction and Where to Find It

In connection with the NuStar Merger, on March 20, 2024, Sunoco filed a registration statement on Form S-4/A (as amended, the “Registration Statement”) that includes a prospectus with respect to Sunoco’s units to be issued in the NuStar Merger and a proxy statement for NuStar’s common unitholders (as amended, the “Proxy Statement/Prospectus”), and each party may file other documents regarding the NuStar Merger with the SEC. NuStar mailed the definitive Proxy Statement/Prospectus to common unitholders of NuStar and filed with the SEC on April 3, 2024. This communication is not a substitute for the Registration Statement, Proxy Statement/Prospectus or any other document that Sunoco or NuStar (as applicable) may file with the SEC in connection with the NuStar Merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF SUNOCO AND NUSTAR ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE NUSTAR MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the Registration Statement and the Proxy statement/Prospectus (when they become available), as well as other filings containing important information about Sunoco or NuStar, without charge at the SEC’s website, at http://www.sec.gov. Copies of the documents filed with the SEC by Sunoco will be available free of charge on Sunoco’s website at www.sunocolp.com. Copies of the documents filed with the SEC by NuStar will be available free of charge on NuStar’s website at www.nustarenergy.com. The information included on, or accessible through, Sunoco’s or NuStar’s website is not incorporated by reference into this communication.

Participants in the Solicitation

Sunoco, NuStar and the directors and certain executive officers of their respective general partners may be deemed to be participants in the solicitation of proxies in respect of the NuStar Merger. Information about the directors and executive officers of NuStar’s general partner is set forth in (i) its proxy statement for its 2024 annual meeting of unitholders (https://www.sec.gov/ix?doc=/Archives/edgar/data/0001110805/000111080524000010/ns-20240306.htm), which was filed with the SEC on March 6, 2024, including under the sections entitled “Information About Our Executive Officers”, “Compensation Discussion and Analysis”, “Summary Compensation Table”, “Pay Ratio”, “Grants of Plan-Based Awards During the Year Ended December 31, 2023”, “Outstanding Equity Awards at December 31, 2023”, “Option Exercises and Units Vested During the Year Ended December 31, 2023”, “Pension Benefits for the Year Ended December 31, 2023”, “Nonqualified Deferred Compensation for the Year Ended December 31, 2023”, “Potential Payments Upon Termination or Change of Control”, “Pay Versus Performance”, “Director Compensation” and “Security Ownership”, (ii) in its Annual Report on Form 10-K for the year ended December 31, 2023 (https://www.sec.gov/ix?doc=/Archives/edgar/data/0001110805/000111080524000007/ns-20231231.htm), which was filed with the SEC on February 22, 2024, including under the sections entitled “Item. 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Unitholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence” and (iii) subsequent statements of changes in beneficial ownership on file with the SEC. Information about the directors and executive officers of Sunoco’s general partner is set forth in (i) its Annual Report on Form 10-K for the year ended December 31, 2023 (https://www.sec.gov/ix?doc=/Archives/edgar/data/1552275/000155227524000013/sun-20231231.htm), which was filed with the SEC on February 16, 2024, including under the sections entitled “Item. 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Unitholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence” and (ii) subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the Proxy statement/Prospectus and other relevant materials filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated April 16, 2024, announcing the Notes Offering.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

	By:	SUNOCO GP LLC,
its General Partner

Date: April 16, 2024

	By:	/s/ Rick Raymer
	Name:	Rick Raymer
	Title:	Vice President, Controller and Principal Accounting Officer

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